    As filed with the Securities and Exchange Commission on October 8, 1999
                                                     Registration No. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                                ---------------
                                   FORM S-1
                            REGISTRATION STATEMENT
                                     Under
                          the Securities Act of 1933

                                ---------------

                               INTERWOVEN, INC.
            (Exact name of Registrant as specified in its charter)

         Delaware                    7372                    77-0523543
     (State or other          (Primary standard           (I.R.S. employer
     jurisdiction of      industrial classification     identification no.)
     incorporation or            code number)
      organization)
                     1195 West Fremont Avenue, Suite 2000
                          Sunnyvale, California 94087
                                (408) 774-2000
  (Address, including zip code, and telephone number, including area code, of
                   Registrant's principal executive offices)
                                ---------------
                                David M. Allen
                            Chief Financial Officer
                     1195 West Fremont Avenue, Suite 2000
                          Sunnyvale, California 94087
                                (408) 774-2000
(Name, address, including zip code, and telephone number, including area code, of agent for service)
                                ---------------
                                  Copies to:

       Matthew P. Quilter, Esq.                Mark A. Bertelsen, Esq.
         Horace L. Nash, Esq.                   Jose F. Macias, Esq.
         Darren L. Nunn, Esq.                    Jon C. Avina, Esq.
        William L. Hughes, Esq.           WILSON SONSINI GOODRICH & ROSATI
          FENWICK & WEST LLP                  Professional Corporation
         Two Palo Alto Square                    650 Page Mill Road
      Palo Alto, California 94306            Palo Alto, California 94304
            (650) 494-0600                         (650) 493-9300
                                ---------------
   Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.
   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-83779
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                                ---------------
                        CALCULATION OF REGISTRATION FEE
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
                                          Proposed       Proposed
 Title of each Class of     Amount        Maximum        Maximum      Amount of
    Securities to be         to be     Offering Price   Aggregate    Registration
       Registered        Registered(1)    Per Unit    Offering Price     Fee
---------------------------------------------------------------------------------
Common Stock, $.001 par
 value per share........    172,500        $17.00       $2,932,500       $815

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(1)Includes 22,500 shares that the underwriters have the option to purchase to cover over-allotments, if any.
(2)Estimated pursuant to Rule 457(c) solely for the purpose of calculating the amount of the registration fee.

                                ---------------

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

                                EXPLANATORY NOTE

   This registration statement is being filed pursuant to Rule 462(b) and General Instruction V of Form S-1. Incorporated by reference herein is, in its entirety, the registration statement on Form S-1 (File No. 333-83779) of Interwoven, Inc., which was declared effective by the Securities and Exchange Commission on October 7, 1999.

                                 CERTIFICATION

   The Registrant hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on October 8, 1999), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours on October 8, 1999.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on this 8th day of October, 1999.

                                          INTERWOVEN, INC.

                                                     /s/ David M. Allen
                                          By: _________________________________
                                             David M. Allen
                                             Vice President and Chief
                                             Financial Officer

   Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

                 Name                            Title                   Date
                 ----                            -----                   ----
   *Martin W. Brauns                   President, Chief Executive   October 8, 1999
______________________________________ Officer (principal
Martin W. Brauns                       executive officer) and a
                                       director

   /s/ David M. Allen                  Vice President and Chief     October 8, 1999
______________________________________ Financial Officer
David M. Allen                         (principal financial
                                       officer and principal
                                       accounting officer)

Additional Directors:



     *Peng T. Ong                      Chairman of the Board        October 8, 1999
______________________________________
Peng T. Ong

   *Kathryn C. Gould                   Director                     October 8, 1999
______________________________________
Kathryn C. Gould

    *Mark W. Saul                      Director                     October 8, 1999
______________________________________
Mark W. Saul

   *Mark C. Thompson                   Director                     October 8, 1999
______________________________________
Mark C. Thompson

   *Ronald E.F. Codd                   Director                     October 8, 1999
______________________________________
Ronald E.F. Codd

*By:/s/ David M. Allen
  ____________________________
David M. Allen
Attorney-in-fact

                                 EXHIBIT INDEX

 Exhibit
 Number                             Exhibit Title
 -------                            -------------
  5.01   Opinion of Fenwick & West, LLP
 23.01   Consent of PricewaterhouseCoopers LLP, independent accountants
 23.02   Consent of Fenwick & West, LLP (included in Exhibit 5.01)
 24.01   Power of Attorney (previously filed in connection with Registration
         No. 333-83779)